Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of this Annual Report on Form 10-K/A of The ExOne Company (the “Company”) for the fiscal year ended December 31, 2012, with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 31, 2013

/s/ S. Kent Rockwell
S. Kent Rockwell Chief Executive Officer (Principal Executive Officer)

May 31, 2013

/s/ John Irvin
John Irvin Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)